UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 25, 2014

Environmental Science and Technologies, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54758	45-5529607
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4 Wilder Drive #7

Plaistow, NH 03865

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(603) 378-0809

(ISSUER TELEPHONE NUMBER)

_____________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent registered public accounting firm

On July 25, Environmental Science and Technologies, Inc. (the “Company”) dismissed its independent registered public accounting firm, Moody, Famiglietti & Andronico, LLP (“MFA”). This dismissal was authorized and approved by the Company’s Board of Directors. MFA has been the Company’s independent auditor since May, 2013.

MFA has not issued an audit report on the Company’s financial statements for the year ended December 31, 2013, as the Company was not in a position to engage MFA to do so. MFA has never issued a report with respect to the Company’s financial statements which contained an adverse opinion or disclaimer of opinion, nor has MFA issued a report that was qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal year ended December 31, 2013, and through July 25, 2014, there were no disagreements with MFA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MFA’s satisfaction, would have caused MFA to make reference to the subject matter of the disagreement in connection with any report.

During the fiscal year ended December 31, 2013 and though July 25, 2014, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided MFA with a copy of the disclosure contained in this Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the contents of this disclosure. A copy of that letter, dated July 31, 2014, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On July 25, 2014, the Company appointed Sadler Gibb & Associates, LLC (“SG”) as its new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2013. This appointment was authorized and approved by the Company’s Board of Directors.

During the fiscal year ended December 31, 2012 and 2013 and through July 25, 2014, the Company did not consult with SG on any accounting matter for a specified transaction, completed or proposed, or consult with SG for the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where a written report or oral advice was provided that SG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, the Company did not consult with SG on any “reportable events” as identified under Item 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits.

Exhibit Number	Description
16.1	Letter of Moody, Famiglietti & Andronico, LLP addressed to the Securities and Exchange Commission dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Environmental Science and Technologies, Inc.

By: /s/ Michael R. Rosa

Name: Michael R. Rosa

Title: Chief Executive Officer

Dated: July 31, 2014